UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): October 3, 2007

Bakers Footwear Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	000-50563	43-0577980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation of Executive Officers

On October 3, 2007, Bakers Footwear Group, Inc. (the “Company”) awarded nonqualified stock options to Peter A. Edison, Mark D. Ianni, Joseph R. Vander Pluym and Stanley K. Tusman with an exercise price of $4.52 per share, subject to five year vesting schedules, pursuant to the Bakers Footwear Group, Inc. 2003 Stock Option Plan, as amended (the “2003 Plan”). Further, on October 3, 2007, Messrs. Edison, Ianni, Vander Pluym and Tusman were awarded restricted stock, which vests on the fifth anniversary of the grant date, under the Bakers Footwear Group, Inc. 2005 Incentive Compensation Plan (the “2005 Plan”). A summary of the stock option grants and restricted stock awards is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The Company’s form of Nonqualified Stock Option Award Agreement under the 2003 Plan is incorporated as Exhibit 10.2 hereto and is incorporated herein by reference. A copy of the 2003 Plan is incorporated as Exhibit 10.3 hereto and is incorporated herein by reference. The Company’s form of Restricted Stock Award Agreement under the 2005 Plan is attached hereto as Exhibit 10.4 and is incorporated herein by reference. A copy of the 2005 Plan is incorporated as Exhibit 10.5 hereto and is incorporated herein by reference. The foregoing description of such exhibits contained herein is qualified in its entirety by the full text of such exhibits.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.

Date: October 9, 2007	By:	/s/ Lawrence L. Spanley, Jr.
Lawrence L. Spanley, Jr. Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Summary of October 3, 2007 stock option grants and restricted stock awards for Peter A. Edison, Mark D. Ianni, Joseph R. Vander Pluym and Stanley K. Tusman.

10.2

Form of Nonqualified Option Award Agreement under Bakers Footwear Group, Inc. 2003 Stock Option Plan, as amended (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 000-50563) filed on March 21, 2007).

10.3	Bakers Footwear Group, Inc. 2003 Stock Option Plan, as amended (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 000-50563), filed on March 21, 2007).

10.4	Form of Restricted Stock Award Agreement under Bakers Footwear Group, Inc. 2005 Incentive Compensation Plan.

10.5	Bakers Footwear Group, Inc. 2005 Incentive Compensation Plan (incorporated by reference to Bakers Footwear Group, Inc. 2005 Proxy Statement dated April 27, 2005, Appendix A).